SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 27, 2003

                                HUMBOLDT BANCORP
             (Exact name of registrant as specified in its charter)

      California                      0-27784                  93-1175446
      ----------                      -------                  ----------
   (State or other                  (Commission             (I.R.S. Employer
   jurisdiction of                  File Number)           Identification No.)
   incorporation or
    organization)



                          2998 Douglas Blvd., Suite 330
                           Roseville, California 95661
                                  916-783-2812
          (Address and telephone number of principal executive offices)

Item 7. Financial statements & Exhibits

     (c)  Exhibits

          99.1 Rule 10b5-1 Trading Plan for Theodore S. Mason

          99.2 Rule 10b5-1 Trading Plan for Steven R. Mills


Item 9. Regulation FD Disclosure

The purpose of this current report on Form 8-K is to disclose the terms of two Trading Plans under SEC Rule 10-b5-1 for Theodore S. Mason and Steven R. Mills.

                                               SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: August 27, 2003                               HUMBOLDT BANCORP,
                                                     a California Corporation


                                                     /s/Patrick J. Rusnak
                                                     --------------------
                                                     Patrick J. Rusnak
                                                     Chief Financial Officer




                                       2